                                                                 EXHIBIT 10.CC.1

                           SECOND AMENDED AND RESTATED
                             SHAREHOLDERS' AGREEMENT

         THIS AGREEMENT is made as of the 24th day of April 2002 (the "Signing Date"), by and among Gemstone Investor Limited ("Investor"), an exempted company limited by shares incorporated under the laws of the Cayman Islands, its shareholders, Jewel Investor, L.L.C., a limited liability company organized under the laws of Delaware (or any successor not prohibited by the terms of this Agreement or the Signing Date Articles (defined below), the "Class A Shareholder") and El Paso Corporation ("El Paso"), a Delaware corporation (or any successor not prohibited by the terms of this Agreement or the Signing Date Articles, the "Class B Shareholder", and the Class A Shareholder and the Class B Shareholder are together the "Shareholders" and "Shareholder" means either of them), and The Bank of New York (in its capacity as indenture trustee under the Indenture referred to below the "Indenture Trustee" and in its capacity as indenture trustee under the New Indenture referred to below the "New Indenture Trustee"). Defined terms used herein shall have the meanings assigned thereto in or pursuant to Section 1.1 hereof.

         WHEREAS, Investor was incorporated on September 12, 2001 as a special purpose entity for the purposes set out in its Memorandum.

         WHEREAS, the Parties (other than the New Indenture Trustee) entered into a shareholders agreement ("Original Shareholders Agreement") dated the Closing Date in relation to Investor pursuant to which the Class A Shareholder acquired the Class A Shares and the Class B Shareholder acquired the Class B Share for the cash payments described in the Original Shareholders Agreement and upon the other terms and conditions specified therein and in the Articles. Investor has used such cash payments together with the proceeds from the sale of the Notes to make the payments specified in section 3.2 of the Original Shareholder Agreement.

         WHEREAS, the Parties entered into a first amended and restated shareholders agreement in relation to Investor dated the Commencement Date which amended and restated the Original Shareholders Agreement in its entirety (the "Commencement Date Shareholders Agreement") and pursuant to which the Parties consented to, and agreed to certain other matters in connection with, the Exchange Offer and the transactions contemplated thereby.

         WHEREAS the Parties desire to amend and restate the terms of the Commencement Date Shareholders Agreement to become effective on and as of the Effective Date in accordance with Section 8.14 hereof.

         NOW THEREFORE, in consideration of the mutual covenants and agreements between and among the Parties contained herein, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this Agreement shall have the meanings assigned to such terms in section 1.01 of annex A to the amended and restated participation agreement dated as of the Signing Date among El Paso, EPED Holding Company, EPED B Company, Investor, Gemstone Investor, Inc., Topaz Power Ventures, L.L.C., Emerald Finance, L.L.C., Citrine FC Company, Garnet Power Holdings, L.L.C., Diamond Power Ventures, L.L.C., Amethyst Power Holdings, L.L.C., Diamond Power Holdings, L.L.C., Aquamarine Power Holdings, L.L.C., Peridot Finance S.a r.l., Gemstone Administracao Ltda., El Paso Gemstone Share Trust, the Class A Shareholder, Wilmington Trust Company and The Bank of New York (as amended, restated, supplemented or otherwise modified from time to time pursuant to the provisions thereto and any other Transaction Document applicable thereto hereinafter referred to respectively as "Annex A" and the "Participation Agreement"). When used in this Agreement, the following words and terms shall have the following respective definitions:

                  "Closing Agreement" means the closing agreement dated as of April 9, 2002 among the Company, El Paso, the Class A Shareholder, the Co-Issuer and The Bank of New York.

                  "Closing Date Articles" means the articles of association adopted as the articles of association of Investor on the Closing Date.

                  "Closing Date Director's Resolutions" means the form of written resolutions executed on the Closing Date by the Original Director.

                  "Closing Date Memorandum" means the memorandum of association adopted as the memorandum of association of Investor on the Closing Date.

                  "Closing Date Shareholder Powers of Attorney" means the powers of attorney executed on the Closing Date by Investor in favor of Jewel and the holder of the Class B Share respectively, and referred to in the Closing Date Director's Resolutions.

                  "Commencement Date" means 9 April 2002.

                  "Commencement Date Articles" means the form of articles of association adopted as the articles of association of Investor on the Commencement Date.

                  "Commencement Date Director's Resolutions" means the form of written resolutions executed on the Commencement Date by the New Director.

                  "Commencement Date Memorandum" means the form of memorandum of association adopted as the memorandum of association of Investor on the Commencement Date.


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

                  "Effective Date" means the date upon which the Exchange Offer is consummated.

                  "insolvent" in relation to Investor, means Investor is unable to pay its debts within the meaning of section 95 of the Companies Law (2001 Second Revision).

                  "Investment Certificate" means a certificate substantially in the form of exhibit H to the Participation Agreement issued by each Shareholder on the Closing Date and to be issued at the other times specified in Section 7.

                  "Investor Share" means any, and "Investor Shares" means all, of the Class A Shares and the Class B Share.

                  "New Director" means Jaap Klep.

                  "New Transaction Documents" has the meaning given to that expression in the Closing Agreement.

                  "Non-Assessable" in relation to an Investor Share, means the holder of such Investor Share is not obliged to contribute further amounts to the capital of Investor in relation to such Investor Share, either to complete payment of such Investor Share, to satisfy claims of the creditors of Investor or otherwise.

                  "Original Director" means J. W. den Baas.

                  "Party" means any, and "Parties" means all, of the Shareholders, the Indenture Trustee, the New Indenture Trustee and Investor.

                  "Redemption Date" means the date specified in article 28 of the Signing Date Articles upon which the Class B Share is to be redeemed in full.

                  "Shareholder" and "Shareholders" each have the meaning given thereto in the introduction to this Agreement.

                  "Share Purchase Option" has the meaning ascribed thereto in
Section 7.1.

                  "Share Purchase Option Notice" has the meaning ascribed thereto in Section 7.1.

                  "Share Purchase Option Price" has the meaning ascribed thereto in Section 7.1.

                  "Signing Date Articles" means the form of articles of association annexed hereto as Exhibit B which are to be adopted as the articles of association of Investor on the Signing Date.

                  "Signing Date Memorandum" means the form of memorandum of association annexed hereto as Exhibit A which is to be adopted as the memorandum of association of Investor on the Signing Date.

                  "Signing Date Shareholder Powers of Attorney" means the powers of attorney referred to in the Commencement Date Director's Resolutions and in the forms annexed hereto as Exhibit C.

                  "Special Resolution" has the meaning ascribed thereto in the Articles.

                  "this Agreement" means this document and the exhibits hereto.

         SECTION 1.2 RULES OF CONSTRUCTION. This Agreement and the definitions referred to in Section 1.1 shall be governed by, and construed in accordance with, the rules of construction set forth in section 1.02 of Annex A.

                                   ARTICLE II
                   CONSTITUTION OF INVESTOR AND EXCHANGE OFFER

         SECTION 2.1 CLOSING DATE MEMORANDUM AND ARTICLES OF ASSOCIATION. As of the Closing Date the Shareholders adopted the Closing Date Memorandum and the Closing Date Articles, and the Original Director executed the Closing Date Director's Resolutions and Closing Date Shareholder Powers of Attorney, in each case, reflecting the agreements of the Shareholders in relation to the matters contained therein; and each of the Shareholders and Investor agreed to comply with the provisions of the Closing Date Memorandum and the Closing Date Articles, and the Class A Shareholder agreed to procure that the Original Director (and any replacement or additional directors of Investor appointed by the Class A Shareholder from time to time) at all times complied with the provisions of the Closing Date Memorandum, the Closing Date Articles, this Agreement and each of the Closing Date Shareholder Powers of Attorney.

         SECTION 2.2 DIRECTOR'S RESOLUTIONS. As of the Closing Date each of the Class A Shareholder and the Class B Shareholder ratified and confirmed the appointment of the Original Director who, it was acknowledged, was nominated by and appointed on behalf of the Class A Shareholder and, it is hereby acknowledged, has subsequently been replaced by the New Director.

         SECTION 2.3 COMMENCEMENT DATE MEMORANDUM AND ARTICLES OF ASSOCIATION. As of the Commencement Date, the Shareholders adopted the Commencement Date Memorandum and the Commencement Date Articles and the New Director executed the Commencement Date Director's Resolutions, in each case, reflecting the agreements of the Shareholders in relation to the matters contained therein and each of the Commencement Date Memorandum and the Commencement Date Articles replaced the Closing Date Memorandum and the Closing Date Articles, respectively; and each of the Shareholders and Investor agreed to comply with the provisions of the Commencement

Date Memorandum and the Commencement Date Articles, and the Class A Shareholder agreed to procure that the New Director (and any replacement or additional directors of Investor appointed by the Class A Shareholder from time to time) at all times complied with the provisions of the Commencement Date Memorandum and the Commencement Date Articles.

         SECTION 2.4 AUTHORIZATION OF EXCHANGE OFFER. (a) As of the Commencement Date, the Shareholders authorized Investor to execute and deliver the Commencement Date Documents to which Investor is a party and commence the Exchange Offer in accordance with, and subject to, the terms thereof.

         (b) Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 of the Closing Agreement, the Shareholders authorize Investor to execute and deliver the Signing Date Documents to which Investor is a party in accordance with and subject to the terms of the Closing Agreement.

         (c) Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 5 of the Closing Agreement, the Shareholders authorize Investor to execute and deliver the Effective Date Documents to which Investor is a party in accordance with and subject to the terms of the Closing Agreement.

         SECTION 2.5 SIGNING DATE MEMORANDUM AND ARTICLES OF ASSOCIATION. The Shareholders agree, subject to the satisfaction (or waiver) of each of the conditions precedent set forth in section 5 of the Closing Agreement, that the Signing Date Articles and the Signing Date Shareholder Powers of Attorney reflect the agreements of the Shareholders in relation to the matters contained therein, and each of the Signing Date Articles and Signing Date Shareholder Powers of Attorney will, upon the Effective Date, replace the Commencement Date Articles, and Closing Date Shareholder Powers of Attorney, respectively, and each of the Shareholders and Investor agree to comply with the provisions of the Signing Date Memorandum and Signing Date Articles, and the Class A Shareholder shall procure that the New Director (and any replacement or additional directors of Investor appointed by the Class A Shareholder from time to time) at all times complies with the provisions of the Signing Date Memorandum, the Signing Date Articles, this Agreement and each of the Signing Date Shareholder Powers of Attorney. Notwithstanding anything to the contrary expressed therein, the Parties agree that each of the Closing Date Shareholder Powers of Attorney are hereby revoked with effect from the Effective Date.

                                   ARTICLE III
       SUBSCRIPTION FOR INVESTOR SHARES, USE OF PROCEEDS AND WITHHOLDINGS

         SECTION 3.1  INITIAL SUBSCRIPTION FOR INVESTOR SHARES.

         (a) Each Shareholder, in reliance upon the representations, warranties and agreements of Investor set forth in Exhibit E hereto, subscribed for and, on the Closing

Date, purchased the number and class of Investor Shares indicated opposite such Shareholder's name below, and Investor, in reliance upon the representations, warranties and agreements of each Shareholder respectively set forth in the Investment Certificate of such Shareholder, issued the Class A Shares to the Class A Shareholder and the Class B Share to the Class B Shareholder. Investor warrants that each Investor Share is (and was from the Closing Date) fully paid and Non-Assessable:

                                                     Number of
                                Class of              Investor      Price Per             Total
Shareholder                  Investor Shares           Shares     Investor Share    Subscription Price
-----------                  ---------------         ---------    --------------    ------------------
Class A Shareholder           Class A Shares          50,000        US$1,000            US$50,000,000

Class B Shareholder           Class B Share             1           US$  500            US$       500

          (b) The Class A Shareholder paid in cash on the Closing Date and without any deduction or withholding as the total purchase price for the Class A Shares the amount of US$50,000,000.


         (c) The Class B Shareholder paid in cash on the Closing Date and without any deduction or withholding as the total purchase price for the Class B Share the amount of US$500.

         (d) Investor made the representations and warranties as of the Closing Date set forth in Exhibit E hereto.

         (e) The Class A Shares and the Class B Share have been issued in the form specified in, and otherwise in accordance with, the Closing Date Articles and the Director's Resolutions.

         SECTION 3.2 USE OF PROCEEDS. Investor has used the proceeds paid in accordance with Section 3.1, together with the proceeds of the issuance of the Notes, in order to (1) make a Capital Contribution of $300,000,000 to Topaz in exchange for the Topaz Minority Member Interest, (2) make a Capital Contribution of $250,000,000 to Diamond in exchange for the Diamond Class A Member Interest,
(3) invest the Overfund Amount in El Paso Overfund Loans to be deposited into or credited to the Overfund Account; and (4) invest the Excess Securities Proceeds in El Paso Debt Securities.

                                   ARTICLE IV
                                    INDEMNITY

         SECTION 4.1 INDEMNIFICATION OF DIRECTORS. The Class B Shareholder agrees to indemnify and hold harmless Investor and the Class A Shareholder in relation to any claims made against Investor under article 104 of the Closing Date Articles and (without duplication) article 104 of the Signing Date Articles; provided however that such indemnity shall not extend to any claims against Investor made in relation to actions taken by an Indemnified Person (as defined in article 104 of the Signing Date Articles) after the Redemption Date, other than actions taken solely for the purpose of winding up and dissolution of Investor.


                                    ARTICLE V
               SHAREHOLDER TRIGGER EVENT; SPECIFIED EQUITY EVENT;
            EXTENSION PERIOD; CLASS A SHAREHOLDER REPLACEMENT RIGHT

         SECTION 5.1 CONSEQUENCES OF A SHAREHOLDER TRIGGER EVENT, A SPECIFIED EQUITY EVENT OR DELIVERY OF A QMR NOTICE. (a) Until the Notes have been repaid in full, upon the occurrence of a Shareholder Trigger Event, the Class A Shareholder shall have the right to direct the Indenture Trustee to commence the Asset Remedy. Such Asset Remedy shall be exercised in accordance with (i)
section 9.04 of the Indenture and (ii) any one or more of section 11.3 of the Diamond LLC Agreement, section 11.3 of the Topaz LLC Agreement and section 11.3 of the Garnet LLC Agreement, and any proceeds therefrom, if received by Investor, shall be deposited in the Collection Account and applied in accordance with the Indenture.

                  (b) After the Notes have been repaid in full, upon the occurrence of a Specified Equity Event or a Shareholder Trigger Event, the Class A Shareholder shall have the right to direct the Investor to commence the Asset Remedy. Such Asset Remedy shall be exercised in accordance with any one or more of section 11.3 of the Diamond LLC Agreement, section 11.3 of the Topaz LLC Agreement and section 11.3 of the Garnet LLC Agreement, and any proceeds therefrom, if received by Investor, shall be deposited in the Collection Account and applied in accordance with the Indenture.

                  (c) Upon the occurrence of a Specified Equity Event, the Class A Shareholder shall have the right to direct the Investor to exercise its rights under section 6.1(a) of the Diamond LLC Agreement and section 6.1(a) of the Topaz LLC Agreement and to direct Investor to direct Citrine (through Topaz) to exercise its rights under section 6.1(a) of the Garnet LLC Agreement in connection with such Specified Equity Event. If, following such exercise, an Asset Disposition has been consummated, any proceeds therefrom, if received by Investor, shall be deposited into the Collection Account and applied in accordance with the Indenture.

                  (d) At the times specified in the final paragraph of section 6.1(a) of the Diamond LLC Agreement, section 6.1(a) of the Topaz LLC Agreement and section 6.1(a) of the Garnet LLC Agreement, the Class A Shareholder shall have the right to direct Investor to deliver a QMR Notice under the Diamond LLC Agreement and the

Topaz LLC Agreement and to direct Investor to direct Citrine (through Topaz) to deliver a QMR Notice under the Garnet LLC Agreement; provided that any such notice shall not become effective if the Class B Shareholder has exercised the Share Purchase Option within 10 days of the date of delivery of the QMR Notice and has then consummated the Share Purchase Option within the relevant time periods specified in Section 7.1(c) hereof.

                  (e) After the Notes and the New Notes have been repaid in full, the Class A Shareholder may at any time (i) following the occurrence of a Shareholder Trigger Event or a Specified Equity Event or (ii) during the Extension Period, elect to direct the Investor to commence an Investor Asset Sale; provided that such direction shall not become effective until the expiration of the Asset Sale Standstill Period. Such Investor Asset Sale shall be exercised in accordance with sections 11.4 of the Diamond LLC Agreement, section 11.4 of the Topaz LLC Agreement and section 11.4 of the Garnet LLC Agreement, as applicable, and any proceeds therefrom, if received by Investor, shall be deposited in the Collection Account and applied in accordance with the Indenture.

         SECTION 5.2 EXTENSION PERIOD. If a Shareholder Trigger Event or a Specified Equity Event shall have occurred or is continuing after the occurrence of both of the Note Final Payment Date and the New Note Final Payment Date, the Class A Shareholder shall have the right (but shall not be obligated) to direct Investor to commence the Extension Period by delivering written notice thereof to Topaz, the Topaz Majority Member, Diamond and the Diamond Class B Member.

         SECTION 5.3 Liquidation of Diamond, Topaz and Garnet. In addition to the foregoing, the Class A Shareholder shall have the right to direct the Investor to commence the liquidation of Diamond, Topaz and/or Garnet as and when the Investor is permitted to so commence such liquidation under the Diamond LLC Agreement, the Topaz LLC Agreement and the Garnet LLC Agreement.

         SECTION 5.4 OTHER. For the avoidance of doubt only, nothing in this
Article V shall limit any of the other rights or remedies available to the Class A Shareholder under any other Transaction Document or under Applicable Law.

                                   ARTICLE VI
                      TERMINATION AND ASSIGNMENT OF RIGHTS

         SECTION 6.1 DISSOLUTION. As provided for in the Signing Date Articles, Investor shall not be voluntarily wound up without the unanimous approval of the Shareholders. Each Shareholder agrees that provided that the Class A Shares and the Class B Share remain in issue, upon the earliest of:

(a)  the 10th anniversary of the Closing Date,

(b) the date when all of Investor's assets shall have been disposed of and all other amounts otherwise payable to the Class A Shareholder and the Class B Shareholder under the Transaction Documents have been distributed as provided herein, in the Signing Date Articles and in the Indenture, or

(c) the date upon which each Shareholder determines, in its sole discretion after consultation with such counsel and other experts as deemed necessary, that Investor is insolvent;

each Shareholder shall be obligated to vote in favor of a shareholders resolution for the purposes of section 132(b) of the Companies Law (2001 Second Revision) and shall otherwise take any necessary action in connection with the winding up of Investor. For the avoidance of doubt, neither the resignation, expulsion, bankruptcy or dissolution of a Shareholder or any other event which has the effect, as a matter of law, of causing any Shareholder to cease to be a shareholder of Investor shall require Investor or its affairs to be wound up.

         SECTION 6.2 LIQUIDATION AND TERMINATION. Upon the passing of a Special Resolution to wind up Investor, Investor shall have the right, in its sole discretion, to (i) apply for or consent to the appointment of, or the taking of possession by, a liquidator (who shall be the person nominated by the Class A Shareholder in its sole discretion) of Investor or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of Investor's creditors, (iii) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts or (iv) take any action for the purpose of effecting any of the foregoing each with respect to Investor upon 90 days' prior written notice to the Shareholders. The steps to be accomplished by the liquidator are as follows:

         (a) As promptly as possible after commencement of the winding up, the liquidator shall cause a proper account to be made of Investor's assets, liabilities and operations through the end of the day on which commencement of the winding up occurs or the final liquidation is completed, as appropriate.

         (b) The liquidator shall sell such of the assets of Investor as may be sold on reasonable terms and pay all of the debts and liabilities of Investor (including all expenses incurred in liquidation) or otherwise make adequate provision therefor. Upon liquidation of Investor, Investor's assets shall be applied in accordance with the order of priority specified in the Articles.

         (c) Upon completion of the distribution of Investor's assets as provided herein, Investor shall be wound up in accordance with Applicable Law.

         SECTION 6.3 WINDING UP AND DISSOLUTION FOLLOWING REDEMPTION OF THE CLASS B SHARE. Following the Redemption Date, the Class A Shareholder shall promptly take all necessary steps to wind up and dissolve Investor.

         SECTION 6.4 ASSIGNMENT OF RIGHTS BY INVESTOR. With effect from the Redemption Date (but not before) Investor hereby assigns and agrees to assign absolutely to the Class B Shareholder all Investor's right, title, benefit and interest in, to and under the

Transaction Documents including, without limitation, its rights, title and interest in and to (i) the Accounts (as defined in the Indenture) and the cash balances therein, (ii) the Diamond Class A Member Interest, if any, and (iii) the Topaz Minority Member Interest, if any, and Investor agrees (and the Class A Shareholder agrees to cause Investor) to promptly, upon request from, and at the expense of, the Class B Shareholder, take any such further actions reasonably required (including the giving of notice to the parties thereto) in order to perfect such assignment and the Class A Shareholder guarantees to the Class B Shareholder the performance by Investor of its obligations under this Section 6.4.

                                   ARTICLE VII
                          TRANSFERS OF INVESTOR SHARES

         SECTION 7.1  CLASS A SHARES PURCHASE OPTION.

(a) (i) Subject to Clause (a)(ii) below, the Class A Shareholder shall not transfer all or any portion of the Class A Shares except pursuant to the Share Purchase Option.

         (ii) If the Class B Shareholder (or its designees or assigns) delivers a Share Purchase Option Notice to the Class A Shareholder and the purchase of the Class A Shares pursuant to such notice is not consummated on or before the date provided in Section 7.1 (d) or (e), as applicable, then the Class A Shareholder shall have the right to transfer all or any portion of the Class A Shares and/or its rights under this Agreement in relation to such transferred Class A Shares; provided that, at the time of such transfer, the transferee is:

         (A) a "Qualified Purchaser" within the meaning of section 2(a)(51) of the Investment Company Act, or an entity in which all of the equity owners are "Qualified Purchasers" within the meaning of section 2(a)(51) of the Investment Company Act; and

         (B)  an "accredited investor" within the meaning of rule 501(a)(1),
              (2), (3) or (7) under the Securities Act, or an entity in which all of the equity owners are "accredited investors" within the meaning of rule 501(a)(1), (2), (3) or (7) of the Securities Act.


         (b) The Class B Shareholder (or its designees or assigns) shall have the option to purchase all of the outstanding Class A Shares (the "Purchase Option" and together with the Equity Replacement Right, the "Share Purchase Option") upon (i) the occurrence of a New Indenture Event of Default (other than a New Indenture Event of Default of the type described in section 9.01(a) of the New Indenture), (ii) a Note Trigger Event (other than an Acceleration Trigger attributable to an Event of Default described in section 9.01(a) or 9.01(n) of the Indenture), (iii) a Specified Equity Event or (iv) the delivery of a QMR Notice, in each case, at a price (the "Share Purchase Option Price") equal to
(x) if the Purchase Option is exercised prior to the Extension Period Commencement Date, the Capital Price (determined as of the date of purchase); or
(y) in
the event that the Purchase Option is exercised on or after the Extension Period Commencement Date, an amount that would allow the Class A Shareholder to achieve the Target IRR, taking into account the cash flows specified in the definition of Target IRR (without duplication) and the purchase price paid for the Class A Shares.

         (c) The Class B Shareholder (or its designees or assigns) shall exercise the Share Purchase Option by providing written notice of such exercise in the form attached hereto as Exhibit F (the "Share Purchase Option Notice") to the Class A Shareholder, which notice shall be irrevocable and delivered no later than the earliest of:

                  (i) the applicable Asset Remedy Standstill Expiration Date, if a New Indenture Event of Default or a Note Trigger Event has occurred;

                  (ii) 10 Business Days after a Liquidation Notice takes effect pursuant to section 12.10 of the Diamond LLC Agreement, the Topaz LLC Agreement or the Garnet LLC Agreement;

                  (iii) if a Specified Equity Event has occurred, 10 Business Days following the earlier of (x) delivery of a section 6.1(a) Notice and (y) delivery of an Asset Remedy Notice; or

                  (iv)     10 days following delivery of a QMR Notice.


         (d) The Class B Shareholder shall pay, or cause the payment of, the Share Purchase Option Price to the Class A Shareholder no later than 12:00 noon New York City time on the date specified in the Share Purchase Option Notice, provided that such date shall be no later than (x) 10 Business Days following delivery of the Share Purchase Option Notice except as provided in the following clauses (y) and (z), (y) if a Section 6.1(a) Notice has been delivered, 10 Business Days following delivery of such notice and (z) if a QMR Notice has been delivered, 60 days from delivery of the Share Purchase Option Notice.

         (e) The Class B Shareholder also shall have the right (the "Equity Replacement Right"), exercisable quarterly, to cause the Class A Shareholder to sell all of the outstanding Class A Shares owned by the Class A Shareholder to a third party unrelated to El Paso (within the meaning of section 267(b) of the Code or, otherwise as determined by the constructive ownership rules of section 318(a) of the Code, as modified by section 958(b) of the Code), and selected by the Class B Shareholder in its sole discretion at a price equal to the Equity Replacement Price, by providing a Share Purchase Option Notice to the Class A Shareholder no earlier than five days prior to the end of any Fiscal Quarter and no later than the tenth day of the next succeeding Fiscal Quarter. The Equity Replacement Price shall be paid to the Class A Shareholder no later than 12:00 noon New York City time on the date specified in the Share Purchase Option Notice, which date shall be no later than 10 Business Days following delivery of the Share Purchase Option Notice. For purposes hereof, the "Equity Replacement Price" is an amount equal to (x) if the Equity Replacement Right is exercised prior to the Extension Period Commencement Date, the Capital Price (determined as of the date of purchase) as defined in Annex A and calculated using the formula specified in clause (a) of such definition; or (y) in the event that the Equity Replacement Right is exercised on or after the Extension Period Commencement Date, an amount that would allow the Class A Shareholder to achieve the Target IRR, taking into account the cash flows specified in the definition of Target IRR (without duplication) and the purchase price paid for the Class A Shares.

         SECTION 7.2 TRANSFERS OF THE CLASS B SHARE The Class B Shareholder shall not transfer all or any part of the Class B Share to any Person without the prior written consent of the Class A Shareholder; provided, however, the Class B Shareholder may transfer all or any part of the Class B Share to any El Paso Affiliate that is a Qualified Purchaser and provided that any transferee of the Class B Share shall not be registered as a shareholder in relation to the Class B Share or any part thereof until such time as (a) the transferee has executed an Investment Certificate, a share transfer in the form required under the Signing Date Articles or in any other form acceptable to the directors of Investor and as otherwise required by the Signing Date Articles and together with the other Parties (other than the transferor), has executed an assumption agreement in relation to this Agreement substantially in the form set forth in Exhibit D Part 1 evidencing that it accepts the Class B Share or part thereof subject to the provisions of this Agreement and (b) Investor has received an instrument executed by El Paso confirming its obligations under section 5.2 of the Participation Agreement after giving effect to such transfer and that each representation and warranty in section 4.1 of the Participation Agreement relating to the transferee El Paso Affiliate and the obligations of El Paso under section 5.2 of the Participation Agreement are true and correct on and as of the proposed date of such transfer.

         SECTION 7.3 TRANSFERS OF THE CLASS A SHARES Any transferee of the Class A Shares pursuant to Section 7.1 (other than a transferee in connection with a transfer of Class A Shares pursuant to Section 7.1(a)(ii)) shall not be registered as a shareholder in relation to the Class A Shares or any part thereof until such time as the transferee has (i) executed an Investment Certificate and a share transfer in the form required under the Signing Date Articles or in any other form acceptable to the directors of Investor and as otherwise required by the Signing Date Articles and, (ii) in the case where such transferee is not the Class B Shareholder at the relevant time, together with the other Parties (other than the transferor), has executed an assumption agreement in relation to this Agreement substantially in the form set forth in Exhibit D Part 2 evidencing that it accepts the Class A Shares or part thereof subject to the provisions of this Agreement.

         SECTION 7.4 OBLIGATION TO UPDATE INVESTMENT CERTIFICATE If at anytime the information contained in an Investment Certificate ceases to be true and accurate the relevant Shareholder shall promptly issue to the other Parties an updated Investment Certificate which is true and accurate as of the date of its issue.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         SECTION 8.1 NOTICES. Except as otherwise expressly provided herein in any particular case, all notices, approvals, consents, requests and other communications hereunder shall be in writing and shall, if addressed as provided in the following sentence, be deemed to have been given, (i) when delivered by hand, (ii) one Business Day after being sent by a private nationally or internationally recognized overnight courier service, or (iii) when sent by telecopy, if immediately after transmission the sender's facsimile machine records in writing the correct answer back. Actual receipt at the address of an addressee, regardless of whether in compliance with the foregoing is effective notice hereunder. Until otherwise so notified by the respective Parties, all notices, approvals, consents, requests and other communications shall be addressed to the addressees for the relevant party specified in the Participation Agreement and, in the case of the New Indenture Trustee, as specified in the New Indenture.

         SECTION 8.2 APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Cayman Islands.

         SECTION 8.3 SEVERABILITY. If any term, provision, covenant or condition of this Agreement, or the application thereof to any Party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations or reciprocal obligations of the Parties or the practical realization of the benefits that would otherwise be conferred upon the Parties. The Parties will endeavor in good faith negotiations to replace the prohibited or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

         SECTION 8.4 BINDING UPON ASSIGNS. Except as otherwise provided herein, the provisions of this Agreement (including any amendments, modifications and waivers hereof properly adopted) shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

         SECTION 8.5 ENTIRE AGREEMENT. Each of the Parties hereto represents and warrants to the others that this Agreement and the other Transaction Documents, constitute the entire agreement among the Parties relating to the transactions contemplated hereby.

         SECTION 8.6 AMENDMENT OR WAIVER; EFFECT ON AGREEMENT. Any provision of this Agreement may be amended or waived by an amendment or waiver which is in writing and signed, in the case of a waiver, by the Parties in whose favour the right under the applicable provision has been granted, and in the case of an amendment, by all of the Parties.

         SECTION 8.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 8.8 LIMITATION ON LIABILITY. Except as is expressly set out in this Agreement and for the avoidance of doubt only, neither the Class A Shareholder nor the Class B Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to Investor by reason of its being a Shareholder, nor shall the Class A Shareholder or Class B Shareholder, by reason of its status as such, be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the property, liabilities or affairs of Investor.

         SECTION 8.9 REMEDIES. In the event of a breach of this Agreement, the Parties shall be entitled to any available remedies at law or in equity except as otherwise provided herein.

         SECTION 8.10 TERMINATION. Save for any continuing indemnity obligations under Section 4.1 and the obligations of the Class A Shareholder under Section 6.2, 6.3 and 6.4 this Agreement shall terminate upon the redemption in full of the Class B Share in accordance with the Articles.

         SECTION 8.11 SUBMISSION TO JURISDICTION. The courts of the Cayman Islands shall have non-exclusive jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "PROCEEDINGS" and "DISPUTES") and, for such purposes, irrevocably submits to the jurisdiction of the courts of the Cayman Islands. Each party irrevocably waives any objection which it might at any time have to the courts of the Cayman Islands being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that the courts of the Cayman Islands are not a convenient or appropriate forum. Each of the Class A Shareholder and the Class B Shareholder hereby designates, appoints and empowers Walkers SPV Limited as its agent to receive, for and on behalf of it, service of process in the Cayman Islands in any legal action or proceedings with respect to this Agreement. If such agent (or replacement agent) at any time ceases for any reason to act as such, each of the Class A Shareholder and the Class B Shareholder shall appoint a replacement agent to accept service having an address for service in the Cayman Islands and shall notify Investor of the name and address of the replacement agent.

         SECTION 8.12 COVENANT NOT TO AMEND CONSTITUTIONAL DOCUMENTS. Each of the Shareholders agrees, for the benefit of the Indenture Trustee and the New Indenture Trustee respectively, that (i) until the Notes are repaid in full, it shall not make any amendments to the Signing Date Articles or Signing Date Memorandum without the prior written consent of the Indenture Trustee except as otherwise permitted under section 7.01(r) of the Indenture and (ii) until the New Notes are repaid in full, it shall not make any amendments to the Signing Date Articles or Signing Date Memorandum without the prior written consent of the New Indenture Trustee except as otherwise permitted under section 7.01(r) of the New Indenture.

         SECTION 8.13 AMENDMENT AND RESTATEMENT OF COMMENCEMENT DATE SHAREHOLDERS AGREEMENT. This Agreement, with effect from the Effective Date amends and restates the Commencement Date Shareholders Agreement in its entirety but without prejudice to the claims of any Party in respect of any antecedent breach by any other Party of the representations and warranties contained in the Original Shareholders Agreement or the Commencement Date Shareholders Agreement.

         SECTION 8.14 EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall take effect on and as of the Effective Date.

         EXECUTED to be effective as of the Effective Date.

                                 GEMSTONE INVESTOR LIMITED



                                 By:  /s/ J.S. Klep
                                     -------------------------------------------
                                     Name:   J.S. Klep
                                     Title:  Director

                                 EL PASO CORPORATION



                                 By: /s/ David L. Siddall
                                     -------------------------------------------
                                     Name:   David L. Siddall
                                     Title:  Vice President

                                 JEWEL INVESTOR, L.L.C.



                                 By:   Silver Island Corporation N.V., its
                                       sole Member

                                       By: Rabobank Trust Company
                                           Curacao N.V. its Managing Director



                                 By: /s/ R.E.G. de Mei
                                    --------------------------------------------
                                    Name:   R.E.G. de Mei
                                    Title:  Attorney in fact



                                 By: /s/ C.F. van der Meer
                                    --------------------------------------------
                                    Name:   C.F. van der Meer
                                    Title:  Attorney in fact

                                THE BANK OF NEW YORK
                                as Indenture Trustee

                                By: /s/ Louis P. Young
                                    --------------------------------------------

                                Name:    Louis P. Young
                                Title:   Authorized Signatory


                                THE BANK OF NEW YORK
                                as New Indenture Trustee

                                By: /s/ Louis P. Young
                                    --------------------------------------------

                                Name:    Louis P. Young
                                Title:   Authorized Signatory